Investor Presentation May 2018 NASDAQ: FNJN

2 Safe Harbor Statement The following presentation is prepared as of May, 2018 and development of a liquid trading market for our securities and other outlines matters for informational purposes only. This document factors described under Item 1A, “Risk Factors,” as set forth in does not constitute an offer to sell or a solicitation of an offer to the Company’s Annual Report on Form 10-K filed on March 14, buy any securities of Finjan Holdings, Inc. (“Finjan”, “we” or “us”). 2018 or Quarterly Report on Form 10-Q filed with the SEC and any subsequent quarterly or current reports. This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as The Company will continue to file annual, quarterly and current amended, and Section 21E of the Securities Exchange Act of reports, proxy statements and other information with the SEC. 1934, as amended. These statements include statements Forward looking statements speak only as of the dates specified regarding our expectations, intentions, beliefs and projections in such filings or presentations. Except as expressly required about our future results, performance, prospects and under federal securities laws and the rules and regulations of the opportunities. These statements can be identified by the fact that Securities and Exchange Commission, we do not undertake any they do not relate strictly to historical or current facts or by the obligation to update any forward-looking statements to reflect use of words such as “anticipate,” “believe,” “could,” “estimate,” events or circumstances arising after any such date, whether as a “expect,” “intend,” “may,” “plan,” “project,” “potential,” “should,” result of new information or future events or otherwise. You “will,” “will be,” “would,” the negative of these terms and similar should not place undue reliance on the forward-looking expressions, but this is not an exclusive way of identifying such statements included in this presentations or that may be made statements. Readers are cautioned that forward-looking elsewhere from time to time by us, or on our behalf. All forward- statements are not guarantees of future performance. Our actual looking statements attributable to us are expressly qualified by results, performance and achievements may differ materially from these cautionary statements. those expressed in, or implied by, the forward-looking statements Our filings with the SEC are available to the public on, and may contained in this presentation as a result of various risks, be reviewed at, the SEC’s internet website www.sec.gov and on uncertainties and other factors. Important factors that could cause Finjan’s web site www.finjan.com. You may also read and copy our actual results to differ materially from our expectations any document that Finjan files with the SEC at the SEC’s Public include, without limitation, our ability to execute our business Reference Room, 100 F Street, N.E., Washington, D.C. 20549. plan, the outcome of pending or future enforcement actions, our Please call the SEC at 1-800-SEC-0330 for further information on ability to expand our technology portfolio, the enforceability of our the Public Reference Room and their copy charges. patents, the continued use of our technology in the market, the © 2018 Finjan Holdings, Inc. ALL RIGHTS RESERVED

3 Finjan Highlights Proven Cybersecurity Innovator with Multiple Pathways Towards Future Growth Landmark Successful Licensing & Patented Technology: Enforcement History (1) Finjan, Inc. (2) Finjan Mobile (3) Finjan Blue Mobile Security Investment in Innovation Advisory Services and Products Cybersecurity Thought Leadership Experienced Strong Revenue Momentum 2017 Revenues > $50M Management Team 2017 EPS at $0.90/share Solid Balance Sheet $80M in Cash as of 1Q18 © 2018 Finjan Holdings, Inc. ALL RIGHTS RESERVED

4 Fiscal Year 2018: Off to a Strong Start * ROE 49% ROE 7% ROE (12%) ROE (18%) EPS $0.90 EPS $0.02 • Includes redemption and retirement of $13.6M remaining Series A-1 Preferred Shares © 2018 Finjan Holdings, Inc. ALL RIGHTS RESERVED

5 64,199 82 2,260 Global Issue Security Incidents Countries Reporting Confirmed Data Breaches “Rome wasn’t built in a day, but data breaches frequently were. The time to compromise is almost always days or less, if not minutes or less.” – Verizon Data Breach Report 2016 Verizon Data Breach Investigation Report for 2016: countries represented in combined 700M $400B $1.2T caseload * Lloyd’s of London Compromised Cost Quadrupled Costs To Quadruple ** Juniper Research Records From 2013 – 2015* by 2019** © 2018 Finjan Holdings, Inc. ALL RIGHTS RESERVED

6 20 Years at the Finjan Blue Center of +65 Patents Cybersecurity Finjan Technology & Patent Licensing Software & Malicious Code M86/Trustwave Innovation Fund NASDAQ: FNJN Finjan Mobile Cyberisk Advisory Finjan Blue Hardware Research Center Merger (JVP) Services © 2018 Finjan Holdings, Inc. ALL RIGHTS RESERVED

7 IP Licensing Finjan Mobile Portfolio of landmark cybersecurity patents VitalSecurity™ to protect consumer’s mobile resulting from internal R&D, in-house devices from the internet’s malicious content; product development and strategic incorporates Finjan patented technologies partnerships   Exploring protecting mobile phones Patents cover core functionality in the workplace while securing and features used in modern personal and corporate data security architectures Finjan Cybersecurity Business Cybersecurity Diversified public company Investments In focused in four areas Advisory Services Innovation CybeRisk™ Security Solutions Ltd.   $5M commitment to innovation Based in Palo Alto with offices in Tel Aviv fund managed by Jerusalem Venture Partners (JVP) Risk assessment & Risk advisory services tailored to meet compliance and Limited Partner in early-stage governance needs from “server room to cybersecurity technology companies the board room” alongside Cisco, Qihoo360 and Alibaba © 2018 Finjan Holdings, Inc. ALL RIGHTS RESERVED

8 Marquee List of Licensees 20+ Licensees, >$350M in Contracted Licensing Fees, Accelerating Program 35% Licensed 40% In Process 25% Untapped $164M $187M$200M Est. $200M - $400M Microsoft Websense Litigation Licensing ? Secure Comp. Proofpoint ESET Undisclosed ? M86 Security Avast/AVG Palo Alto licensing Trustwave F5 Networks Juniper pipeline, 20+ Webroot FireEye Cisco companies ? McAfee Sophos Zscaler ? 15+ Licensees ? 5+ Licensees 15+ Licensees 20+ Licensees 4 years 8 years 4 years 4 years Private Company / Public Company 2005 - 2013 2014 - 2018 2018 - 2022 2022 - Beyond Market Segments: Endpoint Web Gateway Network Security Web Application Security Notes: Select list of licensees and defendants, IDC for market segmentations, company estimates © 2018 Finjan Holdings, Inc. ALL RIGHTS RESERVED

9 Select Litigation Catalysts SDCA Germany Nullity (validity): November 2018 Markman heard Judge Cathy Ann Bencivengo SDCA Trial scheduled for February 4, 2019 NDCA Markman: June 15, 2018 Willfulness reinstated Judge Beth Labson Freeman Jury Trial: June 1, 2020 NDCA All IPR’s resolved Stayed pending appeals re IPRs Judge Phyllis J. Hamilton NDCA Markman: October 12, 2018 Case initiated August 4, 2017 Judge Beth Labson Freeman Jury Trial: May 3, 2021 NDCA Markman: June 6, 2018 Case initiated August 16, 2017 Judge Haywood S. Gilliam, Jr. Jury Trial: TBA NDCA Mini-trial on liability ”Shootout:” July 26, 2018 Case initiated September 29, 2017 Judge William H. Alsup Jury Trial: July 8, 2019 NDCA Markman: December 11, 2018 Case initiated on December 5, 2017 Judge Jon S. Tigar Jury Trial: TBA NDCA Case initiated on May 3, 2018 TBA Judge William H. Orrick, III © 2018 Finjan Holdings, Inc. ALL RIGHTS RESERVED

109 Durable Cybersecurity Patent Portfolio % Success Rate in Defeating Administrative 80 Challenges at the USPTO and PTAB % 99 Patent Claims Remain Unchanged “The “behavior-based” approach to virus scanning was pioneered by Finjan and is disclosed in the ‘844 patent’s specification.” ~ Circuit Judge Dyk, CAFC, Case No. 2016-2520, Decision, January 2018 “Comb through records of intellectual “Finjan patents ranked #4 of “patent “Sophos was hit by a $15 million property disputes in the cybersecurity owners that had their patents infringement verdict in a case brought market and one name comes up again challenged in petitions by publicly traded Finjan Holdings, and again….Finjan Holdings Inc.” for IPR, CBM or PGR Review in 2015.” Inc., The latest development ~ Bloomberg ~ Docket Navigator in a litigation campaign that has stretched on for over a decade.” ~ RPX “Finjan shows patent owner “The Symantec settlement “USPTO rulings on Finjan “Finjan wins big patent can prevail at IPR institution has at the very least patents strengthen cases victory as USPTO denies stage” validated the strength of against Blue Coat Systems institution on 6 Symantec ~ Practicing Law [Finjan’s] IP.” and others” IPR petitions” Institute ~ IAM ~ ThePatentInvestor ~ IP Watchdog © 2018 Finjan Holdings, Inc. ALL RIGHTS RESERVED

11 VitalSecurityVPNTM – User Adoption Growing • >726,000 installs, 31% increase over last quarter • Over 143k paid users, increase of 30% • Added easy social media login • Animated onboarding screens for quick, successful start © 2018 Finjan Holdings, Inc. ALL RIGHTS RESERVED

12 VitalSecurityVPNTM - Roadmap • Collect in-app data on consumer behavior to enhance performance • Data Use • Location • Add in-app messaging and alerts to increase conversion to paid subscribers • Auto-connect VPN when connected to unsecured networks • Promotions and alternative pricing models • Chrome/Safari/Firefox Extensions for Tracker Blocking and Malware Scanning © 2018 Finjan Holdings, Inc. ALL RIGHTS RESERVED

14 Strong Cash Position; Sustained Revenue Growth * ROE 49% ROE 7% ROE (12%) ROE (18%) EPS $0.90 EPS $0.02 • Includes redemption and retirement of $13.6M remaining Series A-1 Preferred Shares © 2018 Finjan Holdings, Inc. ALL RIGHTS RESERVED

15 Investor Summary Key Statistics (as of March 31, 2018) Ticker FNJN (NASDAQ) Stock Price $3.25 52-Week Trading Range $1.51 - $4.06 Market Cap $90.0M 2017 EPS $0.90 Common Shares Outstanding 27.7M Current Cash as of 1Q18 $80M Debt/Preferred Shares $0 Share Repurchase Program $10M (as of May 10, 2018) © 2018 Finjan Holdings, Inc. ALL RIGHTS RESERVED

16 Contact Us www.finjan.com @FinjanHoldings Vanessa Winter Director of Investor Relations Linkedin.com/company/finjan Finjan Holdings, Inc. 650-282-3245 Facebook.com/FinjanHoldings vanessa@finjan.com 2000 University Ave., Suite 600 E. Palo Alto, CA 94303 © 2018 Finjan Holdings, Inc. ALL RIGHTS RESERVED